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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           May 17, 2002 (May 14, 2002)
                     --------------------------------------
                Date of report (Date of earliest event reported)

                               Hexcel Corporation
                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      1-8472                 94-1109521
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  (State of Incorporation)      (Commission File No.)        (IRS Employer
                                                           Identification No.)

                               Two Stamford Plaza
                              281 Tresser Boulevard
                        Stamford, Connecticut 06901-3238
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              (Address of Principal Executive Offices and Zip Code)


                                 (203) 969-0666
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  OTHER EVENTS.

As previously described in Hexcel's Quarterly Report on Form 10-Q for the first quarter of 2002, effective January 1, 2002, management responsibility for the Company's carbon fiber product line was transferred to the Composites Materials business segment. As a result of this change in management responsibilities, Hexcel changed its business segment reporting to reflect the reclassification of its carbon fiber product line from its Reinforcement Products segment to its Composite Materials segment. In addition, Hexcel changed the names of its business segments. Hexcel's three business segments are now known as Reinforcements, Composites and Structures, rather than Reinforcement Products, Composite Materials and Engineered Products.

Exhibit 99.1 contains quarterly financial data for the year 2001 and annual financial data for the years 2001 and 2000, in each case restated as if Hexcel's business segment reporting had been reorganized at the beginning of the relevant period.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)  Exhibits

         99.1     Segment Financial Data.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   HEXCEL CORPORATION
Date:  May 17, 2002

                                                   /s/ WILLIAM J. FAZIO
                                              ------------------------------
                                                     William J. Fazio
                                              Corporate Controller and Chief
                                                    Accounting Officer


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                                 EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

99.1  Segment Financial Data.


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